UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 23, 2026

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held virtually on Thursday, April 23, 2026. The Board of Directors fixed the close of business on February 25, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 17,910,243 shares of Common Stock with three issues proposed for vote by the shareholders. A total of 12,361,322 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 69% of the Corporation’s outstanding Common Stock.

Proposal I - Election of Class III and II Directors

Voting for the Class III Directors elected to serve for a term of three years is summarized as follows:

Stephen M. Dorwart

3
Total Votes in Favor	8,626,385
Total Votes Withheld / Against	209,709
Broker Non-Votes	3,525,228

J. Bradley Scovill

Total Votes in Favor	8,669,729
Total Votes Withheld / Against	166,365
Broker Non-Votes	3,525,228

Aaron K. Singer

Total Votes in Favor	7,858,120
Total Votes Withheld / Against	977,973
Broker Non-Votes	3,525,228

Voting for the Class II Directors elected to serve for a term of three years is summarized as follows:

Christian C. Trate

Total Votes in Favor	8,672,556
Total Votes Withheld / Against	163,538
Broker Non-Votes	3,525,228

Proposal II – Approval and Adoption of the 2025 Compensation of the Named Executive Officers

Voting on the requested approval and adoption of the 2025 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	7,696,638
Total Votes Against	1,012,603
Total Abstained	126,853
Broker Non-Votes	3,525,228

Proposal III – Ratification of the appointment of the firm of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026.

Voting on the requested ratification of the appointment of the firm of Crowe LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	12,276,726
Total Votes Against	56,558
Total Abstained	28,038
Broker Non-Votes	0

Item 9.01   Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CITIZENS & NORTHERN CORPORATION

Dated: April 28, 2026	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer